SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 27, 2010

Date of Report (Date of Earliest Event Reported)
FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
7600 Wisconsin Avenue
Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)
(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Amendments to Revolving Credit Facility and Term Loans
     On October 27, 2010, First Potomac Realty Investment Limited Partnership, the operating partnership (the “Operating Partnership”) of First Potomac Realty Trust (the “Company”), certain of the Operating Partnership’s subsidiaries (the “Subsidiaries,” and together with the Operating Partnership, the “Borrowers”) and KeyBank N.A. (“KeyBank”), Wells Fargo N.A. (“Wells Fargo”), Wachovia Bank, N.A., Bank of Montreal, PNC Bank, N.A. Chevy Chase Bank (a division of Capital One, N.A.), U.S. Bank, N.A. and TD Bank, N.A. (collectively, the “Lenders”), entered into Amendment No. 2 (the “Credit Facility Amendment”) to the Company’s Second Amended and Restated Revolving Credit Agreement, dated December 29, 2009, as amended and modified to date, by and among the Borrowers and the lenders thereto (the “Credit Facility”). The Credit Facility Amendment, among other things, modifies certain covenants under the Credit Agreement to permit the Borrowers to incur additional unsecured indebtedness (including Subsidiary guarantees and unsecured guarantees by the Company) subject to specified conditions, including that the incurrence of such indebtedness will not cause a default under the Credit Facility, and that such indebtedness remains unsecured and not be in the nature of a revolving credit facility. In addition, pursuant to the Credit Facility Amendment, the Lenders consented to the Operating Partnership’s investment in an office building, if and when such investment is consummated. The Company also agreed to reduce the maximum amount of secured debt that it can have as a percentage of its Consolidated Gross Asset Value (as defined in the Credit Agreement) from 45% to 40%.
     In addition, the Company entered into related amendments to the Operating Partnership’s two secured terms loans: (i) Amendment No. 3, by and among the Operating Partnership, certain of its subsidiaries (as guarantors), KeyBank and Wells Fargo, to the Secured Term Loan Agreement, dated August 11, 2008, as amended to date, by and among the Operating Partnership, certain of its subsidiaries (as guarantors) and the lending institutions which are parties thereto, and (ii) Amendment No. 4, by and among the Operating Partnership, certain of its subsidiaries (as guarantors) and KeyBank, to the Secured Term Loan Agreement, dated August 7, 2007, as amended to date, by and among the Operating Partnership, certain of its subsidiaries (as guarantors) and the lending institutions which are parties thereto (collectively, the “Term Loan Amendments”). Each of the Term Loan Amendments is substantially similar to the Credit Agreement Amendment, described above.
     The Company, as a guarantor under the Credit Facility and each of the terms loans described above, executed a consent to the Credit Facility Amendment and each of the Term Loan Amendments.
     The terms of the Credit Facility and each of the term loans, except as described above, remain unchanged.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
November 1, 2010	/s/ Joel F. Bonder
Joel F. Bonder
Executive Vice President and General Counsel